Exhibit 99.1

Safety Insurance Group, Inc. Enters Into Merger Agreement With Mapfre for $1.54 Billion

Transaction Delivers Significant Value for Shareholders and Positions Safety for Long-Term Growth Across New England

Boston, Massachusetts, July 23, 2026. Safety Insurance Group Inc. (NASDAQ:SAFT) (“Safety”), one of the leading property and casualty insurers in Massachusetts and across New England, today announced that it has entered into a definitive agreement under which an affiliate of Mapfre S.A. ("Mapfre") will acquire Safety in an all-cash transaction valued at approximately $1.54 billion.

Under the terms of the agreement, Safety shareholders will receive $105 for each Safety common share in cash, which represents a premium of 44% on Safety’s stock price as of July 23, 2026

The transaction brings together two highly complementary insurers that share a common commitment to underwriting discipline, customer service, and long-term value creation. Through the combination, Safety will gain the support, scale, and resources of a global insurance group while maintaining the strengths, relationships, and local market expertise that have defined its success.

The transaction has been unanimously approved by the Board of Directors of Safety and approved by the Board of Directors of Mapfre and is expected to close during the first quarter of 2027, subject to customary closing conditions and regulatory approvals, which include obtaining prior approval of the Massachusetts Commissioner of Insurance and the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Opportunities for Clients, Distribution Partners and Employees

For Safety, the transaction represents an important milestone in the company's evolution and enables a stronger platform from which to serve policyholders, independent agents, and business partners throughout New England.

Following completion of the transaction, Safety will continue operating under its established brand, preserving the identity, policyholder and independent agency relationships, and local market capabilities that have made the company one of the region's most respected insurers.

George Murphy, Chairman and Chief Executive Officer of Safety, said:

"This transaction represents an exceptional outcome for our shareholders and an exciting new chapter for Safety. Throughout our history, we have built a company defined by strong underwriting, deep relationships with agents and clients, and an unwavering commitment to the communities we serve.

Mapfre shares our long-term vision, our insurance culture, and our commitment to serving clients. Together, we will be even better positioned to invest in our people, strengthen our capabilities, expand our product offering, and continue delivering the high-quality service our clients and distribution partners expect from Safety."

A Stronger Platform for Future Growth

As part of Mapfre, Safety will benefit from greater financial strength, broader insurance expertise, and enhanced technological capabilities. The transaction is expected to support continued innovation, strengthen customer service, and create additional opportunities for employees across the organization.

Safety's management team will continue to play an important role in the business, helping guide its next phase of growth while maintaining its longstanding commitment to policyholders, agents, and local communities.

Under the terms of the agreement, a subsidiary of Mapfre U.S.A. Corp. will merge with and into Safety, following which Safety will become a wholly-owned subsidiary of Mapfre U.S.A. Corp., and thus a sister company to Mapfre U.SA. Corp’s other U.S. subsidiaries.

Jefferies LLC is serving as Safety’s sole financial advisor, and DLA Piper LLP (US) is serving as its outside legal advisor.

Additional Information and Where to Find It

In connection with the proposed transaction, Safety plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Safety may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Safety and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF SAFETY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT SAFETY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by Safety at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Safety’s Investor Relations at investorrelations@safetyinsurance.com or (877) 951-2522.

Participants in the Solicitation

Safety and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Safety’s directors and executive officers is available in (a) Safety’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 27, 2026, and can be found at www.sec.gov; (b) Safety’s definitive proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on March 31, 2026, under the headings “Proposal 1: Election of the Company’s Directors,” “Executive Officers,” “Executive Compensation,” “Director Compensation” and “Security Ownership of Certain Beneficial Owners, Directors and Management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Safety’s securities by its directors or executive officers have changed since the amounts set forth in Safety’s proxy statement for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Safety will be available free of charge through the website maintained by the SEC and at Safety’s website at https://www.safetyinsurance.com/about/financial.html. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in Safety’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Safety’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Safety’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain Safety stockholder approval of the merger agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, including, without limitation, from the Massachusetts Commissioner of Insurance, and (iv) other conditions to the consummation of the proposed transaction under the merger agreement may not be satisfied; (b) the effects that any termination of the merger agreement may have on Safety’s business, including the risk that Safety’s stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on Safety’s businesses, including the risks that as a result (i) Safety’s business, operating results or stock price may suffer, (ii) Safety’s current plans and operations may be disrupted, (iii) Safety’s ability to retain or recruit key employees may be adversely affected, (iv) Safety’s business relationships (including customers, policyholders, agents, service providers, and business partners) may be adversely affected, or (v) Safety’s management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the merger agreement places on Safety’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against Safety and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (g) other economic, business, competitive, legal, regulatory, and/or tax factors; and (h) other factors described in the reports of Safety filed with the SEC, including but not limited to the risks described in Safety’s Annual Report on Form 10-K for its fiscal year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and Safety’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in Safety’s other filings with the SEC. All forward-looking statements attributable to Safety, or persons acting on Safety’s behalf, are expressly qualified in their entirety by this cautionary statement. Further, Safety disclaims any obligation to update the information in this communication or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.